UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      April 15, 2009
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                               Finotec Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Nevada                                                 76-0251547
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(State or Other Jurisdiction                                 (IRS Employer
      Incorporation)                                       Identification No.)


228 East 45th Street, Suite 1801 New York NY                     10017
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  (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code
                                                   ----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

5.02. Departure of Directors; Election of Directors.

(a) Resignation or removal of directors other than as a result of disagreement or removal for cause.

On September 28, 2009, the Board of Directors of Finotec Group, Inc. (the "Company") accepted the resignation of Mr. Victor Essemini and Mr. Albert Layani from their positions as directors on the Board.

There are no disagreements between Mr. Victor Essemini, Mr. Albert Layani and the Company related to the Company's operations, policies or procedures that caused the resignation.

(b) Election of Director.

Effective October 7, 2009, the Company's Board of Directors elected Mr. Phillippe Laurent Levy, 45, as a director to fill a vacancy on the Board.


ITEM 8.01  OTHER EVENTS.

Private Placement.

        In April, 2009, the Company entered into a definitive agreement for the sale of 3,200,000 shares of Common Stock (the "Common Stock") at a price of $0.125 per share. As a part of the transaction, the Company agreed to issue accompanying warrants (the "Investor Warrants") to purchase an aggregate of 2,000,000 shares of Common Stock at an exercise price of $0.275 per share. The shares of Common Stock sold in the private placement offering have not been registered under the Act and may not be offered or sold absent registration or an applicable exemption from such registration requirements. All such shares are subject as well to a registration rights agreement. The transaction closed in April, 2009.

        On September 2nd 2009, the Company entered into a definitive agreement for the sale of 17,218,000 Common Shares at a price of $0.25 per share. The shares of Common Stock sold in the private placement offering have not been registered under the Act and may not be offered or sold absent registration or an applicable exemption from such registration requirements. All such shares are subject as well to a registration rights agreement. The transaction closed on September 15th 2009.

    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October 29, 2009               FINOTEC GROUP, INC.


                                      By:  /s/ Didier Essemini
                                           -------------------
                                           Name: Didier Essemini
                                           Title: Chairman of the Board